UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Ares Real Estate Income Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ARES REAL ESTATE INCOME TRUST INC.
April 12, 2022
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of stockholders of Ares Real Estate Income Trust Inc., a Maryland corporation, to be held at the Tabor Center, 1200 17th Street, Denver, Colorado, 80202 on June 30, 2022 at 11:00 a.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 12, 2022, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2021 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. We believe that providing our proxy materials over the Internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. Let me urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided.
Sincerely,
James R. Mulvihill
Chairman of the Board of Directors
For the Board of Directors of
Ares Real Estate Income Trust Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2022
To the Stockholders of Ares Real Estate Income Trust Inc.:
The annual meeting of stockholders of Ares Real Estate Income Trust Inc., a Maryland corporation (the “Company”), will be held at the Tabor Center, 1200 17th Street, Denver, Colorado 80202, on June 30, 2022 at 11:00 a.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:
i.
a proposal to elect seven directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;

ii.
a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

iii.
any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Stockholders of record at the close of business on April 8, 2022 will be entitled to notice of, and to vote at, the Annual Meeting.
It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.
We have elected to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about April 12, 2022, we will mail (i) to certain of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2021 and (ii) to other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials will also contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2021, and a proxy card or voting instruction card. We believe that this process will expedite stockholders’ receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.
You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding the proxy materials and the proposals to be considered by stockholders at the Annual Meeting, you can call 1-855-737-3182.
By Order of the Board of Directors,
Sarah Wadsworth
Principal,
General Counsel and Secretary
April 12, 2022

ARES REAL ESTATE INCOME TRUST INC.
518 Seventeenth Street, 17th Floor, Denver, Colorado 80202
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2022
This proxy statement (the “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Ares Real Estate Income Trust Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held on June 30, 2022, and any postponements or adjournments thereof  (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Ares Real Estate Income Trust Inc.
The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. This Proxy Statement, the attached proxy card, our Annual Report for the year ended December 31, 2021 (the “2021 Annual Report”), and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the notice of internet availability of proxy materials (the “Internet Availability Notice”), as applicable, will be mailed to holders of our common stock, par value $0.01 per share, on or about April 12, 2022. When we refer to our common stock in this Proxy Statement, we are referring to all classes of our common stock unless the context otherwise requires.
A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.
Your vote is very important. For this reason, the Board of Directors is requesting that you permit your common stock to be represented and voted at the Annual Meeting by the persons named on the proxy card. To ensure that your shares are voted at the Annual Meeting, authorize your proxy by telephone, through the Internet, or by completing, signing, dating, and returning the proxy card provided with the printed proxy materials. If you are a stockholder of record as of April 8, 2022, you may still attend the Annual Meeting and vote despite having previously authorized your proxy by any of these methods. Any proxy may be revoked in the manner described below at any time prior to its exercise at the Annual Meeting. Stockholders must bring proof of current ownership of our common stock to be admitted to and attend the Annual Meeting.
For shares held through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to certain of the matters to be acted upon at the Annual Meeting. If specific instructions are not provided, the stockholder’s shares will not be voted on those matters. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum.
Date, Time, and Place for the Annual Meeting
The Annual Meeting will be held on June 30, 2022 at the Tabor Center, 1200 17th Street, Denver, Colorado 80202 at 11:00 a.m. Mountain Daylight Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.
Matters to be Considered at the Annual Meeting
At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on April 8, 2022 will be asked to consider and vote upon:
i.
a proposal to elect seven directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;

ii.
a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

iii.
any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on June 30, 2022. This Proxy Statement, the proxy card, and our 2021 Annual Report are available online at www.proxyvote.com.

i

INFORMATION ABOUT THE MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The Annual Meeting will be held on June 30, 2022 at the Tabor Center, 1200 17th Street, Denver, Colorado 80202 at 11:00 a.m. Mountain Daylight Time.
Who is entitled to vote at the Annual Meeting?
Our Board of Directors has fixed the close of business on April 8, 2022 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 8, 2022 are entitled to vote at the Annual Meeting.
How many shares of common stock are outstanding?
As of the close of business on April 8, 2022, there were approximately 186,936,888 shares of our common stock outstanding and entitled to vote.
How many votes do I have?
You are entitled to one vote for each share of our common stock that you held as of the record date.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, you will be asked to:
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elect seven directors to serve until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified;

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ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

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act on any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend that I vote on each proposal?
The Board of Directors recommends a vote:
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FOR the election of the nominees to our Board of Directors;

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FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

What is the quorum requirement for the Annual Meeting?
A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker “non-votes” are also counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.
If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.
What vote is required to approve each proposal?
Provided that a quorum is present, (i) the election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting; and (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. There is no cumulative voting in the election of directors.
Withheld votes and broker “non-votes”, if any, will have the effect of votes against the election of the nominees to our Board of Directors. Abstentions and broker “non-votes”, if any, will have no effect on the result of the vote on the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 or any other matter for which the required vote is a majority of the votes cast.
How can I vote?
You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following four options for submitting your vote by proxy:
1.
if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage- paid envelope provided;

2.
via the Internet at www.proxyvote.com, as provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement;

3.
by (i) touch-tone telephone at the toll-free number provided in the proxy card and the Internet Availability Notice, or (ii) with a live agent by telephone at 1-855-737-3182 between 9:00 a.m. and 9:00 p.m. EST, as provided in this Proxy Statement.

For those stockholders with Internet access, we encourage you to vote via the Internet, since this method of voting is quick, convenient, and cost-efficient. When you vote via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
If your shares of our common stock are held on your behalf by a broker, bank, or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.
How will proxies be voted?
Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:
•
FOR the election of the nominees to our Board of Directors; and

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FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•
in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?
If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:
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send written notice of revocation, prior to the Annual Meeting, to our Principal, General Counsel and Secretary, Sarah Wadsworth, at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

•
properly sign, date, and mail a new proxy card to our Secretary;

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dial the toll-free number provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again;

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log onto the Internet site provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again; or

•
attend the Annual Meeting and vote your shares in person.

Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you must contact them to receive instructions as to how you may revoke your proxy.
Who is soliciting my proxy, and who pays the cost of this proxy solicitation?
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the material.
The Company has engaged Broadridge Investor Communications Solutions, Inc. (“Broadridge”) to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $253,000 and $283,000.
Where can I find the voting results after the Annual Meeting?
American Election Services LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “Commission”) within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services LLC, to examine these documents.
Where can I find the Company’s Annual Report on Form 10-K?
A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2021, as filed with the Commission on March 14, 2022, will be included in the 2021 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Ares Real Estate Income Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2021 on our website at www.blackcreekgroup.com/investment-solutions/AREIT.

BOARD OF DIRECTORS
Our Board of Directors consists of seven directors, four of whom are independent directors, as determined by our Board of Directors. Our charter and bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15. The foregoing is the exclusive means of fixing the number of directors.
Our Board of Directors has determined that Messrs. Charles B. Duke, Brian P. Mathis, Daniel J. Sullivan, and John P. Woodberry are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with any of those entities).
Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with the Ares real estate group (“AREG”), our Sponsor (as defined in our charter), or the Company’s advisor, Ares Commercial Real Estate Management LLC (the “Advisor”), within the previous two years by virtue of:
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ownership interests in our Sponsor, our Advisor, or any of their affiliates;

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employment by our Sponsor, our Advisor, or any of their affiliates;

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service as an officer or director of our Sponsor, our Advisor, or any of their affiliates;

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performance of services, other than as a director for us;

•
service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or

•
maintenance of a material business or professional relationship with our Sponsor, our Advisor, or any of their affiliates.

We refer to our directors who are not independent as our “interested directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board of Directors has recommended that Messrs. James R. Mulvihill, Raj Dhanda, Charles B. Duke, Daniel J. Sullivan, John P. Woodberry, David A. Roth, and Brian P. Mathis be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2023 and until their respective successors are duly elected and qualified.
Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.
Set forth below is certain information about our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes, and/or skills that led the Board of Directors to determine that the person should serve as our director. All of our directors have terms expiring on the date of the Annual Meeting and are being nominated for re- election to serve until the 2023 annual meeting of stockholders or until his or her successor is elected and qualified. For information regarding each director’s beneficial ownership of shares of our common stock, see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.
James R. Mulvihill Chairman Director Age: 57 Director since 2018
James R. Mulvihill has served as a director of our Board of Directors since October 2018 and as Chairman since March 2020. Mr. Mulvihill has also served as a member of the AREIT Advisors Committee since July 2021. Since July 2021, Mr. Mulvihill has served as a Strategic Advisor to AREG. Prior to joining Ares in July 2021, he served as a principal of Black Creek Group, a Denver based real estate investment firm which he co-founded in 1993. Mr. Mulvihill also was a co-founder and formerly served as a director of DCT Industrial Trust, formerly known as Dividend Capital Trust, a NYSE listed industrial REIT (NYSE: DCT). He is also a co-founder and former Chairman of the Board of CPA, one of the largest owners and developers of industrial properties in Mexico. In 1993, Mr. Mulvihill co-founded American Real Estate Investment Corp. (formerly known as Keystone Property Trust, NYSE: KTR) which was an industrial, office and logistics REIT and was acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Mulvihill served as its Chairman and as a director from 1993 through 1997 and as a director of Keystone Property Trust from 1997 through 2001.
Prior to 1991, Mr. Mulvihill served as Vice President of the Real Estate Banking and Investment Banking Groups of Manufacturers Hanover and subsequently Chemical Bank, where his responsibilities included real estate syndication efforts, structured debt underwritings and leveraged buyout real estate financings. Mr. Mulvihill holds a Bachelor’s Degree in Political Science from Stanford University.
We believe that Mr. Mulvihill’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in real estate investments, including his over 25 years of experience with Black Creek Group as a co-founder of the company, his leadership experience as an advisor to non-traded REITs and other real estate investment companies, and his experience in real estate investment banking.

Raj Dhanda Director Age: 54 Director Since 2020
Rajat Dhanda has served as a director since March 2020, our Partner, Co-President since July 2021, our Managing Director, Co-President from December 2019 to June 2021, and as Managing Director, President from April 2017 to December 2019. Since August 2021, Mr. Dhanda has served as a director of AIREIT. Mr. Dhanda has also served as a Managing Director, Co-President of AIREIT since December 2019 and as Managing Director, President of AIREIT from April 2017 to December 2019. Mr. Dhanda has also served as a member of the AREIT Advisors Committee since July 2021. Since July 2021, he has served as a Partner in AREG and its Chief Operating Officer. He has served as Ares’s Global Head of Wealth Management since November 2021, responsible for the oversight of distribution, marketing, product development, operations and legal functions. Mr. Dhanda has also served on AREG’s Combined Industrial Advisors Committee (“CIAC”) Investment Committee since November 2018. Prior to joining Ares in July 2021, he served as the Chief Executive Officer of Black Creek Group, which he joined in 2016 as President before being named Chief Executive Officer in April 2018.
Prior to joining Black Creek Group, Mr. Dhanda spent 26 years at Morgan Stanley, leading key divisions of their institutional and Wealth Management platforms, while also serving on the firm’s Management and Risk Committee for his last eight years. Most recently, he was head of Investment Products and Services in Wealth Management, responsible for all of the products distributed by Morgan Stanley’s financial advisors. In this capacity, he worked closely with the firm’s financial advisors and third-party asset managers to design and distribute products offering a breadth of investment solutions. In addition, as a member of the division’s Executive and Operating Committees, Mr. Dhanda worked to develop strategies for the changing regulatory environment and the opportunities that technology and data offer today in the wealth management channels. Mr. Dhanda holds a BA in both Business Economics as well as Organizational Behavior & Management from Brown University.
We believe that Mr. Dhanda’s qualifications to serve on our Board of Directors are demonstrated by his proven business acumen and his significant experience leading key divisions while at Morgan Stanley and Black Creek Group. He has also demonstrated extensive knowledge of capital raising in wealth management channels. We believe that his leadership and experience are valuable additions to our board in connection with our ongoing offering and perpetual-life REIT.

Charles B. Duke Director Age: 64 Director since 2006 Chairman of Audit Committee	Charles B. Duke has served as an independent director of our Board of Directors since January 2006. Mr. Duke has also served as an independent director on the board of AIREIT since February 2016 and on the board of Industrial Property Trust Inc. (“IPT”) from March 2013 through May 2020. Mr. Duke also served as an independent director on the board of directors of Industrial Income Trust Inc. (“IIT”) from December 2009 until November 2015. Mr. Duke is currently founder and Chief Executive Officer of To Table Inc. (“To Table”), a retailer of specialty gourmet foods. Prior to founding To Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers: Mr. Duke served as Executive Vice President of IJR, Inc. in Phoenix, Arizona, from October 2012 to July 2014, and as the founder, President and Chief Executive Officer of

Legacy Imaging, Inc. from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and a member of FINRA based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.
We believe that Mr. Duke’s qualifications to serve on our Board of Directors include his considerable experience in financial matters, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization, and we believe his business management experience is valuable in terms of providing director leadership.

Daniel J. Sullivan Director Age: 57 Director since 2006 Member of Audit Committee Member of Conflicts Resolution Committee Member of Nominating and Corporate Governance Committee
Daniel J. Sullivan has served as an independent director of our Board of Directors since January 2006. Since 2003, Mr. Sullivan has been a private consultant and an author. From 2003 to 2013, Mr. Sullivan was also the assistant editor of Humanitas, an academic journal published by the National Humanities Institute. Prior to that, from 1998 to 2002, he was Director of Business Development at Jordan Industries Inc. Mr. Sullivan has nineteen years of international business, consulting, and private equity investment experience, including over four years, from 1987 through 1991, in the real estate industry as an appraiser, property analyst, and investment banker with Manufacturers Hanover Real Estate Investment Banking Group in New York. During that time, Mr. Sullivan participated in the structuring and private placement of over $1 billion in long term, fixed rate, and multi property mortgage financings for the bank’s corporate clients. Mr. Sullivan holds a Master of Arts Degree in Political Theory from The Catholic University of America in Washington, D.C. and a Bachelor of Arts Degree in History from Boston College in Chestnut Hill, Massachusetts.
We believe that Mr. Sullivan’s diverse background in education, journalism, international business, consulting, and private equity investment adds a unique perspective to our Board of Directors in fulfilling its duties. His qualifications to serve on our board are also demonstrated by his experience in international business, finance, and real estate investments.

John P. Woodberry Director Age: 59 Director since 2006 Member of Audit Committee Member of Conflicts Resolution Committee Chairman of Nominating and Corporate Governance Committee
John P. Woodberry has served as an independent director of our Board of Directors since January 2006. He also served as a member of the Board of Trustees, the Special Committee, and the Audit Committee for IPT and as the Chairman of the Special Committee and Audit Committee from May 2020 until July 2020 when its remaining assets were sold and the company was dissolved. Mr. Woodberry has been active in finance and investing since 1991. From July 2019 to present, Mr. Woodberry has worked at the investment banking firm W.G. Nielsen & Co. From July 2019 to August 2021, Mr. Woodberry was a Director and from August 2021 to present he has been a Managing Director. From 2012 to July 2019, Mr. Woodberry served as Portfolio Manager for Woodberry Holdings, LLC, a family office with investments in venture capital, hedge funds, private companies, and public equities. From 2016 to present, Mr. Woodberry has served as the Chairman of the Board of American Marksman, LLC, an early stage recycling and munitions company. From 2014 to 2021, Mr. Woodberry served as the Chairman of the Board for AgPixel, LLC, an agriculture services company. From 2007 to 2012, Mr. Woodberry worked at Passport Capital, LLC where he served as a Senior Managing Director and Portfolio Manager for Capital Markets and India. From 2004 to 2007, Mr. Woodberry was the President and Portfolio Manager of Independence Capital Asset Partners, LLC. Previously, from 2001 to 2004, Mr. Woodberry was a Senior Research Analyst at Cobalt Capital, LLC, a New York City based hedge fund. From 1998 to 2001, Mr. Woodberry worked for Minute Man Capital Management, LLC and Trident Investment Management, LLC, each a New York City based hedge fund. From 1995 to 1998, Mr. Woodberry worked at Templeton Investment Council Ltd. Mr. Woodberry has a Master’s Degree in Business Administration from Harvard Business School and a Bachelor of Arts Degree from Stanford University.
We believe that Mr. Woodberry’s qualifications to serve on our Board of Directors include his depth of experience in finance, capital markets, and investment management. His managerial roles at various hedge funds, including his experience as President and Portfolio Manager of Independence Capital Asset Partners, LLC, provide him with leadership experience that we believe is valuable to our Board of Directors in fulfilling its duties.

David A. Roth Director Age: 55 Director since 2021	David A. Roth has served as a director since September 2021. Since January 2019, Mr. Roth has served as a Partner in AREG and Head of U.S. Real Estate Equity. He has served as the President of Ares Commercial Real Estate Corporation (NYSE: ACRE) since July 2019 and has served on AREG’s Global Committee since January 2019, Debt Committee since January 2020 and CIAC Investment Committees since August 2021. Mr. Roth has also served as a member of the AREIT Advisors Committee since August 2021. Prior to joining Ares in January 2019, Mr. Roth was a Senior Managing Director in the Real Estate Group at Blackstone Inc. (NYSE: BX). Previously, he was a Principal in the Acquisitions Group at Walton Street Capital, a Senior Vice President and Chief Investment Officer — Europe at Security Capital Group and an Associate at Wachtell Lipton Rosen & Katz. Mr. Roth earned a B.A. degree from Dartmouth College, a J.D. from New York University School of Law and an M.P.H from the Columbia University Mailman School of Public Health. In addition, Mr. Roth is a CFA Charterholder.

We believe that Mr. Roth’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in real estate investments, including specifically his experience serving in leadership positions at Ares and Blackstone.
Brian P. Mathis Director Age: 55 Director since 2021 Member of Nominating and Corporate Governance Committee
Brian P. Mathis has served as an independent director of our Board of Directors since September 2021. Mr. Mathis is a Co-Founder & Chief Strategy Officer of C Street Advisory Group, assisting business leaders maximize value and their organizations become more inclusive, equitable and valuable. Mr. Mathis is also a Founding Partner of Pine Street Alternative Asset Management (“Pine Street”), a premier investment management firm focused on emerging hedge fund managers. Prior to founding Pine Street in 2011, Mr. Mathis was a Co-Managing Partner of Provident Group Asset Management, LLC (“PGAM”) where he was a member of the investment committee and primarily responsible for portfolio construction and capital raising. Before joining PGAM, Mr. Mathis was a Managing Director at Advent Capital Management, responsible for business development and marketing of their multi-strategy, credit and convertible hedge fund strategies. Prior to Advent, Mr. Mathis was a Director at Pacific Alternative Asset Management Company (“PAAMCO”), a fund of hedge funds with over $7.5 billion of assets under management. Prior to PAAMCO, Mr. Mathis was a Vice President at J.P. Morgan Chase & Co. serving in various private equity groups. Mr. Mathis served on the Board of Directors/Advisors for PlusFunds (observer), Eastport Operating Partners LP, Edison Schools, LinksCorp, and Bell Sports. Mr. Mathis currently serves on the Board of Directors for Vericast, a privately held marketing solutions business, and NewHold Investment Corporation (NASDAQ: NHIC), a special purpose acquisition company or “SPAC” focused on industrial technology. Mr. Mathis received a Bachelor’s Degree in Business Administration from the University of Michigan Business School and a Juris Doctor and Master’s Degree in Public Administration from Harvard Law School and the John F. Kennedy School of Government, Harvard University, respectively.
We believe that Mr. Mathis brings significant alternative asset investment experience to the Board of Directors, including hedge fund, private equity, and venture capital experience, globally. His qualifications to serve on our board are also demonstrated by his experience in serving on the Board of Directors of Vericast and NewHold Investment Corporation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE
Board Leadership Structure
We separate the roles of the Co-Presidents and Chairman of our Board of Directors because we currently believe that the different roles can best be filled by different people who have different experiences and perspectives. Mr. Raj Dhanda and Mr. Jeffrey W. Taylor serve as Co-Presidents of the Company and are responsible for the execution of our business strategy and day-to-day operations. One of our interested directors, Mr. Mulvihill, serves as Chairman of our Board of Directors, and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our operational and investment objectives, and oversight of our management team. We believe that Mr. Mulvihill’s experience and background make him highly qualified to lead our Board of Directors in the fulfillment of its duties.
As an interested director, Mr. Mulvihill may not participate as a director in determining the compensation of our Advisor, the renewal of the advisory agreement, or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see “Certain Relationships and Related Party Transactions” in this Proxy Statement.
Oversight of Risk Management
Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.
We, through our Advisor, maintain internal audit, compliance and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our Conflicts Resolution Committee, Audit Committee, and Nominating and Corporate Governance Committee consist entirely of independent directors.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of our Advisor, and our officers and directors, including our Co-Presidents and our Chief Financial Officer.
Additionally, our Board of Directors has adopted a Code of Ethics specifically for the unique and critical roles of our Co-Presidents and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.blackcreekgroup.com/investment-solutions/AREIT. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics and Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.
Our Internet address is www.blackcreekgroup.com/investment-solutions/AREIT. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.

Board and Committee Meetings
During the year ended December 31, 2021, our Board of Directors held 25 meetings. No director attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors (held during the period for which he has been a director) and the committees on which such director served (during the periods that he served). The Board of Directors has three standing committees: the Audit Committee, the Conflicts Resolution Committee, and the Nominating and Corporate Governance Committee. During 2021, the Audit Committee met 4 times, the Conflicts Resolution Committee did not meet, and the Nominating and Corporate Governance Committee met one time. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2021, none of our directors attended the Annual Meeting in person.
Our Board of Directors also adopted a delegation of authority policy and, pursuant to such policy, has delegated the authority for certain actions to the AREIT Advisors Committee. The AREIT Advisors Committee, described further below, is not a committee of our Board of Directors but rather is the Advisor’s investment and management committee for our company and consists of certain of our officers and officers of the Advisor.
Audit Committee.   The members of our Audit Committee are Messrs. Duke, Sullivan, and Woodberry, who are each an independent director. Our Audit Committee operates under a written charter, a copy of which is available under the “Corporate Governance” section of our website at www.blackcreekgroup.com/investment-solutions/AREIT. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.
Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to stockholders and others, reviewing our system of internal controls, which management has established, overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and overseeing certain areas of risk management.
Conflicts Resolution Committee.   The members of our Conflicts Resolution Committee are Messrs. Sullivan and Woodberry, each of whom is an independent director. Our Board of Directors has delegated to our Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between us and other entities or programs sponsored or advised by affiliates of the Sponsor. Such conflicts may arise as a result of the investment allocation methodology that our Advisor utilizes for allocating investment opportunities that are suitable for both us and other entities or programs sponsored or advised by affiliates of our Sponsor.
Compensation Committee.   We do not have a standing Compensation Committee. Our Board of Directors may establish a Compensation Committee in the future to administer our equity incentive plans. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plans. A Compensation Committee, if formed, will consist entirely of our independent directors. We do not have a charter that governs the process of setting compensation. For information regarding the determination of compensation to our Advisor and its affiliates, see the “Compensation involving the Advisor and its Affiliates” section included in this Proxy Statement.
Nominating and Corporate Governance Committee.   On April 28, 2021, our Board of Directors established a Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available under the “Corporate Governance” section of our website at www.blackcreekgroup.com/investment-solutions/AREIT. The primary function of the Nominating and Corporate Governance Committee is to assist our Board of Directors in (i) identifying individuals qualified to become members of our Board of Directors; (ii) recommending candidates to our Board of Directors to fill vacancies on the board; (iii) recommending committee assignments for directors to the full board; (iv) periodically assessing the performance of our Board of Directors; and (v) advising our Board of Directors on certain other corporate governance matters. The Nominating and Corporate Governance Committee is comprised of Messrs. Sullivan, Woodberry, and Mathis, each of whom is an independent director. Mr. Woodberry is the chairman of the Nominating and Corporate Governance Committee.
Prior to each annual meeting of stockholders at which directors are to be elected or reelected, or after a vacancy arises on the Board of Directors or a director advises the Board of Directors of his or her intent to resign, the Nominating and Corporate Governance Committee recommends to the Board of Directors candidates the Committee finds to be well-qualified and willing and available to serve. The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of our Nominating and Corporate Governance Committee. In evaluating potential Board of Directors candidates, the Committee may consider the following criteria, as appropriate: (i) personal and professional integrity, ethics and values; (ii) experience in corporate management; (iii) experience in the Company’s industry; (iv) diversity of experience, profession, skill and background, both on an individual level and in relation to the Board of Directors as a whole; (v) experience as a board member of another publicly held company; (vi) academic expertise in an area of the Company’s operations; and (vii) practical and mature business judgment. Our Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, but the Board of Directors believes that the backgrounds and qualifications of its directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.
Stockholders may recommend individuals to our Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Delegation of Authority to AREIT Advisors Committee.   Our Board of Directors has delegated certain responsibilities with respect to certain investment, disposition, leasing, capital expenditure, borrowing and refinancing decisions to the AREIT Advisors Committee and/or certain individuals at the Advisor who are senior members of the AREIT Advisors Committee. The AREIT Advisors Committee does not have authority over any transactions between us and the Advisor, a member of the Board of Directors, or any of their affiliates. The AREIT Advisors Committee is not a board committee but rather is the Advisor’s investment and management committee for our company and consists of certain of our officers and officers of the Advisor.
With respect to investments, the Board of Directors has delegated to the AREIT Advisors Committee the authority to generally approve all investments, including portfolio investments, of up to $100,000,000, provided they are consistent with specified investment guidelines. The Board of Directors, including a majority of the independent directors, must approve all investments, including portfolio investments, greater than $100,000,000.
With respect to dispositions, the Board of Directors has delegated to the AREIT Advisors Committee the authority to generally approve all dispositions, including portfolio dispositions, for a sales price of up to $100,000,000, provided they are consistent with specified investment guidelines. The Board of Directors, including a majority of the independent directors, must approve all dispositions, including portfolio dispositions, for a sales price greater than $100,000,000.
With respect to the lease of real property, the Board of Directors has delegated to (i) Scott Recknor, our Partner, Asset Management, the authority to approve any lease, on such terms as he deems necessary, advisable, or appropriate, for total base rent not to exceed $20,000,000 over the base term of the lease,

(ii) Scott Recknor that authority to delegate such authorization to an appropriate Principal or Vice President (each, a “Sub-delegate”) to approve any lease for total base rent not to exceed $5,000,000 over the base term of the lease for a Principal and not to exceed $1,000,000 over the base term of the lease for a Vice President; and (iii) the AREIT Advisors Committee the authority to approve the lease of real property, on such terms as the AREIT Advisors Committee deems necessary, advisable, or appropriate, for total base rent not to exceed $100,000,000 over the base term of the lease.
With respect to capital expenditures (excluding capital expenditures approved by the Board of Directors in the ordinary course of budget approvals), (i) Scott Recknor is authorized to approve any capital expenditure of up to $5,000,000 over the line item approved by the Board of Directors in the budget for the specified property, and (ii) the AREIT Advisors Committee is authorized to approve any capital expenditure of up to $10,000,000 over the line item approved by the Board of Directors in the budget for the specified property.
With respect to borrowing and refinancing decisions, the Board of Directors has authorized (i) Lainie Minnick, our Managing Director, Chief Financial Officer to review and approve any proposed new borrowing or refinancing (secured or unsecured) for an amount of up to $50,000,000, and (ii) the AREIT Advisors Committee to review and approve any proposed new borrowing or refinancing (secured or unsecured) for an amount of up to $200,000,000.
Employee, Officer and Director Hedging
We do not have a hedging policy at this time.
Stockholder and Interested Party Communications with Directors
We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:
The Board of Directors of Ares Real Estate Income Trust Inc.
c/o Ms. Sarah Wadsworth, Principal, General Counsel and Secretary
518 Seventeenth Street, 17th Floor
Denver, Colorado 80202
All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS
The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each individual for at least the past five years follows the table, other than Raj Dhanda whose experience is described above with the biographies of the directors on the Board of Directors. All officers serve at the discretion of our Board of Directors.
Name	Age	Position
Raj Dhanda	54	Partner, Co-President
Jeffrey W. Taylor	49	Partner, Co-President
Gregory M. Moran	49	Managing Director, Chief Investment Officer
Lainie P. Minnick	49	Managing Director, Chief Financial Officer and Treasurer
Scott W. Recknor	54	Partner, Asset Management
Jeffrey W. Taylor has served as Partner, Co-President since July 2021. From December 2019 to June 2021, he served as our Managing Director, Co-President. Mr. Taylor has had a long tenure at the Company and is familiar with its day-to-day operations, having served as our Managing Director of Shareholder Operations since April 2017 and previously served as our Senior Vice President of Shareholder Operations from September 2012 to April 2017. Since July 2021, Mr. Taylor has served as a Partner and Head of Operations in AREG. He has also served on AREG’s CIAC Investment Committee since November 2018. Prior to joining Ares in July 2021, he served as Managing Director, Chief Operating Officer of Black Creek Group since January 2017 and Senior Vice President of Operations of Black Creek Group since 2009. Mr. Taylor has also served in similar capacities at other companies sponsored by affiliates of Black Creek Group. In those roles, he had responsibilities for shareholder operations, product management and development, coordination of risk management programs and certain business operations. He has also served as President of BCG Advisors LLC since March 2012. BCG Advisors LLC is a registered investment advisor which had previously been engaged by our former advisor and us to provide non-discretionary advice and recommendations with respect to our investment in securities. Mr. Taylor’s background includes investment management, risk management, product management, operating company analysis and strategic planning within financial services companies. Prior to joining us and Black Creek Group, Mr. Taylor served in various positions with INVESCO Funds Group, most notably in management roles within the investment division and the distribution company as well as positions within the transfer agency. Mr. Taylor also serves on the Board of Directors for the Institute for Portfolio Alternatives. Mr. Taylor holds a Bachelor’s Degree from Pennsylvania State University and a Master’s in Business Administration from the University of Colorado at Denver. In addition, Mr. Taylor is a CFA Charterholder.
Gregory M. Moran has served as our Chief Investment Officer since September 2017 and our Managing Director since December 2019 and previously served as our Managing Director, Retail from April 2017 to December 2019 and our Executive Vice President from July 2013 to April 2017. Mr. Moran has served as a Managing Director in AREG since July 2021. Prior to joining Ares in July 2021, he served as a Vice President of Investments of Black Creek Diversified Property Advisors Group LLC, an affiliate of our former advisor, since August 2005. Mr. Moran has been an active participant in the institutional real estate community since 1998. Prior to joining Black Creek Group in 2005, from December 2001 through July 2005, Mr. Moran was a Portfolio Manager in the Real Estate Investment Group for the Public Employees’ Retirement Association of Colorado where he was directly involved in the ongoing management of a global real estate investment portfolio with over $2 billion of invested equity. Mr. Moran was responsible for sourcing and underwriting new investment opportunities, ongoing asset management of existing portfolio investments and relationship management for over a dozen joint venture partners and advisors of the fund. Previously, Mr. Moran worked in the Capital Markets Group at Sonnenblick Goldman Company, most recently as a Vice President. During this time, Mr. Moran was responsible for raising and structuring debt and equity investments in commercial real estate projects on behalf of public and private real estate investment companies. Mr. Moran received his Bachelor’s Degree in Business Administration and Master’s Degree in Professional Accounting from the University of Texas at Austin — McCombs School of Business. He is also a FA Charterholder, and a member of the CFA Institute, Urban Land Institute and Pension Real Estate Association.

Lainie P. Minnick has served as our Managing Director, Chief Financial Officer and Treasurer since April 2018. From December 2019, she has also served as our Senior Portfolio Manager. Ms. Minnick previously served as our Senior Vice President of Finance from March 2010 to April 2017. In such capacity, Ms. Minnick oversees portfolio performance and overall strategy, debt capital markets initiatives, financial reporting and forecasting, treasury management, the application of our NAV policies and procedures, accounting, tax compliance and other related areas of responsibilities. Ms. Minnick has also served in similar capacities for other companies sponsored by affiliates of Black Creek Group. She has served as a Managing Director for AREG since July 2021 and a member of AREG’s CIAC Investment Committee since November 2018. Ms. Minnick has overseen the execution of over $12.0 billion of financings and associated interest rate hedging strategies for Black Creek affiliates, collectively. Prior to joining Black Creek in 2007, Ms. Minnick was a Project Executive for Urban Villages, Inc., a Denver-based real estate development firm. From 1999 through 2004, Ms. Minnick worked for Goldman Sachs, most recently as a Vice President working exclusively with the Whitehall Funds, a series of global real estate opportunity funds. Based in both New York and London, Ms. Minnick was responsible for executing real estate related financing transactions throughout the U.S. and Europe. Prior to joining Goldman Sachs, Ms. Minnick worked for the Archon Group, a subsidiary of Goldman Sachs, where she was responsible for real estate related portfolio management and loan asset management efforts. Ms. Minnick holds a Bachelor’s Degree in Business Administration from Southern Methodist University and a Master’s Degree in Business Administration from the Wharton School at the University of Pennsylvania.
Scott W. Recknor has served as our Partner, Asset Management since July 2021. From July 2017 to June 2021, he served as our Managing Director, Head of Asset Management. Since July 2021, he has served as a Partner, Head of U.S. Asset Management for AREG and a member of AREG’s CIAC Investment Committee. Prior to joining Ares in July 2021, Mr. Recknor served from 2005 through October 2010 as a Vice President for AMB Property Corporation (now ProLogis), a leading global owner, operator and developer of industrial real estate, where he was responsible for leasing, capital expenditures, budgeting and re-forecasting and property management oversight in the greater Los Angeles area. From 2001 through 2004, Mr. Recknor was a District Manager for RREEF (Real Estate Investment Managers) where he managed three offices responsible for the leasing, property management, capital expenditure and budgeting and re-forecasting for a number of separate pension fund accounts. Prior to RREEF, Mr. Recknor was the West Region Real Estate Manager for the Goodyear Tire & Rubber Company where he was responsible for all operating aspects of Goodyear’s West Region real estate portfolio in six states (California, Hawaii, Nevada, Arizona, New Mexico and Texas). Prior to the Goodyear Tire .& Rubber Company, Mr. Recknor was a real estate broker with The Seeley Company (now Colliers International) in the Los Angeles area. Mr. Recknor graduated from the University of California (Irvine) and has previously served on the Board of Directors for NAIOP (SoCal) and has been an affiliate member of SIOR (Los Angeles).

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
On October 11, 2021, our Board of Directors hired an independent compensation consultant, FW Cook, to conduct a comprehensive review and assessment of our independent director compensation. Based upon that review, on December 22, 2021, our Board of Directors, including all of our independent directors, approved the following independent director compensation. As of January 1, 2022, we pay each of our independent directors an annual retainer of $90,000 ($22,500 per quarter) and $2,500 for each regular Board of Directors meeting in excess of 16 per year attended in person or by telephone. We also pay our independent directors that serve on the applicable committees an annual retainer of $15,000 ($3,750 per quarter) for serving on the Audit Committee and an annual retainer of $5,000 ($1,250 per quarter) for serving on the Nominating and Corporate Governance Committee, except that we pay the chairpersons of such committees annual retainers of $25,000 ($6,250 per quarter) and $15,000 ($3,750 per quarter) respectively. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending Board meetings. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our independent directors, based upon recommendations from our Advisor. Certain of our executive officers may, in their capacities as officers and/or employees our Advisor, participate in recommending compensation for our directors.
RSU Awards
In addition, as of January 1, 2022, at each annual meeting of stockholders the independent directors automatically, upon election, receive an award (“Annual Award”), pursuant to either the Equity Incentive Plan (as defined below) or the Secondary Plan (as defined below), of  $75,000 in restricted stock units (“RSUs”) with respect to Class I shares of our common stock, with the number of RSUs based on the NAV per Class I share as of the end of the day of the annual meeting. Independent directors appointed after an annual meeting will, upon appointment, receive a pro rata Annual Award, with the number of RSUs based on the Class I NAV as of the end of the day of appointment and reflecting the number of days remaining until the one-year anniversary of the prior annual meeting of stockholders (or, if earlier and if scheduled as of the day of appointment, the date of the next scheduled annual meeting of stockholders).
RSUs vest if and when the director completes the term for which he or she was elected/appointed. Unvested awards also vest in the event of death or disability of the director or upon a change of control of our company. Unvested awards are forfeited if the director’s term in office terminates prematurely for any other reason. The directors may elect to defer settlement of vested awards in shares pursuant to Section 409A of Internal Revenue Code of 1986, as amended (the “Code”).
The independent directors accrue dividend equivalents on unsettled RSUs, in amounts and with accrual dates that mirror the dividend amounts and payment dates on the underlying Class I shares. Any such dividend equivalent is paid in the form of additional RSUs, is subject to the same terms and vesting as the underlying RSUs with respect to which the dividend equivalents are paid, and is settled in shares at the same time as the underlying RSUs with respect to which the dividend equivalents are paid.
The following table sets forth information concerning the compensation of our independent directors for the year ended December 31, 2021:
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation(3)	Total
Charles B. Duke	$151,500	$50,000	$1,281	$202,781
Daniel J. Sullivan	$134,000	$50,000	$1,281	$185,281
John P. Woodberry	$137,500	$50,000	$1,281	$188,781
Brian P. Mathis	$34,667	$50,000	$836	$85,503

(1)
Includes fees earned or paid in 2021, including fees earned in the fourth quarter of 2020 which were paid in the first quarter of 2021.

(2)
Independent Directors Annual Award in 2021 was $50,000 in RSUs as of the date of grant. Based on the NAV of $7.6313 on the grant date of July 1, 2021, Messrs. Duke, Sullivan, and Woodberry received 6,551.964 Class I RSUs. Based on the NAV of $7.6882 on the grant date of September 8, 2021, Mr. Mathis received 6503.473 Class I RSUs. The values in this column may not correspond to the value of the award at the time the RSUs vest. As of December 31, 2021, Messrs. Duke, Sullivan, and Woodberry held 6,552 shares of unvested restricted stock, and Mr. Mathis held 6,503 shares of unvested restricted stock.

(3)
Reflects the dollar value of dividend equivalents paid during 2021 with respect to RSUs that had not yet vested.

Executive Compensation
Compensation Discussion and Analysis
Because our advisory agreement provides that our Advisor assumes principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of our Advisor or its affiliates, they devote such portion of their time to our affairs as is required for the performance of the duties of our Advisor under the advisory agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See “Certain Relationships and Related Party Transactions” below for a summary of the fees and expenses payable to our Advisor and its affiliates.
Compensation Committee Report
We do not currently have a Compensation Committee, however, our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis above with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.
INDEPENDENT DIRECTORS:
Charles B. Duke
Daniel J. Sullivan
John P. Woodberry
Brian P. Mathis
The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation Committee Interlocks and Insider Participation
We do not currently have a Compensation Committee, however, we intend that our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. None of our independent directors served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2021, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2021, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.

We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our Compensation Committee, if formed.
Equity Incentive Plans
Second Amended and Restated Equity Incentive Plan
On March 12, 2015, our Board of Directors adopted the Second Amended and Restated Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was approved by our stockholders on June 23, 2015. The Equity Incentive Plan provides for the granting of cash-based awards and stock-based awards, including stock options, stock appreciation rights, restricted stock, and stock units to our employees (if we have any in the future), our independent directors, employees of the Advisor or its affiliates, other advisors and consultants of ours and of the Advisor selected by the plan administrator for participation in the Equity Incentive Plan, and any prospective director, officer, employee, consultant, or advisor of the Company and the Advisor. Any such stock-based awards, including stock options, stock appreciation rights, restricted stock, and stock units will provide for exercise prices, where applicable, that are not less than the fair market value of shares of our common stock on the date of the grant.
Our Board of Directors administers the Equity Incentive Plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and determine all the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the Equity Incentive Plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a real estate investment trust for tax purposes or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the Equity Incentive Plan will be transferable except through the laws of descent and distribution.
An aggregate maximum of 5.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan, although the Board of Directors, to date, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under the Equity Incentive Plan. In addition, to any individual in any single calendar year no more than 200,000 shares may be made subject to stock options or stock appreciation rights under the Equity Incentive Plan and no more than 200,000 shares may be made subject to other stock-based awards under the Equity Incentive Plan. Further, no more than $1.0 million may be paid under a cash-based award to any individual in a single calendar year. If any shares subject to an award are forfeited, or cancelled, or if an award is settled in cash, terminates unearned, or expires, in each case, without a distribution of shares, the shares with respect to such award shall, to the extent of any such forfeiture, cancellation, cash settlement, termination or expiration, again be available for awards under the Equity Incentive Plan. By contrast, if shares are surrendered or withheld as payment of the exercise price of an award or withholding taxes in respect of an award, the shares with respect to such award shall, to the extent of any such surrender or withholding, no longer be available for awards under the Equity Incentive Plan. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend or extraordinary dividend, our Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan. Fractional shares that result from any adjustment will be disregarded.
Under the Equity Incentive Plan, the plan administrator will determine the treatment of awards in the event of a change in our control. The Equity Incentive Plan will automatically expire on March 12, 2025, unless earlier terminated by our Board of Directors. Our Board of Directors may terminate the Equity Incentive Plan at any time. The expiration or other termination of the Equity Incentive Plan will have no adverse impact on any award that is outstanding at the time the Equity Incentive Plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the Equity Incentive Plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to Equity

Incentive Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Equity Incentive Plan. The same is true for any amendment to remove the prohibition on repricing. No amendment will be made that could jeopardize the status of the Company as a REIT under the Code.
Secondary Equity Incentive Plan
On March 12, 2015, the Board of Directors also adopted the Amended and Restated Secondary Equity Incentive Plan (the “Secondary Plan”). The Secondary Plan was approved by our stockholders on June 23, 2015. The Secondary Plan is substantially similar to the Equity Incentive Plan, except that under the Secondary Plan, an eligible participant is any person, trust, association or entity to which the plan administrator desires to grant an award. An aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards under the Secondary Plan, although the Board of Directors, to date, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under the Secondary Plan.
The following table gives information regarding our equity incentive plans as of March 31, 2022.
	Equity Compensation Plans Information
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by security holders	26,159(3)	$—	1,755,918
Equity compensation plans not approved by security holders	—	—	1,987,916
Total / Weighted Average	26,159	$—	3,743,834

(1)
Restricted stock units (“RSUs”) with respect to Class I shares of our common stock that were granted to our independent directors and had not been settled as of March 31, 2022, are included in the number of securities to be issued upon exercise of outstanding options, warrants, and rights but are not reflected in the weighted-average exercise price of outstanding options, warrants, and rights.

(2)
We have two equity incentive plans. Under each plan, an aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards, although the Board of Directors, as of March 31, 2022, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under each plan.

(3)
Amount represents the number of RSUs with respect to Class I shares of our common stock that were granted to our independent directors and had not yet vested as of March 31, 2022.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of March 31, 2022, the amount of each class of our common stock and common partnership interests (“OP Units”) in AREIT Operating Partnership LP (the “Operating Partnership”) beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than five percent of the outstanding shares and OP Units of such class, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Applicable Class
Charles B. Duke (Independent Director)	26,525	Class I shares	*
James R. Mulvihill (Chairman and Director)	245,899	Class I shares	1.8%
	836,651	Class I OP Units
Rajat Dhanda (Director and Partner, Co-President)	33,397	Class S shares	*
David A. Roth (Director)	—	—	*
Brian P. Mathis (Independent Director)	—	—	*
Daniel J. Sullivan (Independent Director)	30,253	Class I shares	*
John P. Woodberry (Independent Director)	19,936	Class I shares	*
Jeffrey W. Taylor (Partner, Co-President)	29,248	Class I shares	*
Lainie P. Minnick (Managing Director, Chief Financial Officer and Treasurer)	5,090	Class I shares	*
Joshua J. Widoff (former Managing Director, Chief Legal Officer and Secretary) (2)	—	—	*
Gregory M. Moran (Managing Director and Chief Investment Officer)	10,457	Class I shares	*
Scott W. Recknor (Partner, Asset Management)	—	—	*
Beneficial ownership by all directors and executive officers as a group (12 persons)	33,397	Class S shares	*
	1,204,059	Class I shares/OP Units	2.0%
	1,237,456	Total shares/OP Units	*

*
Less than 1%.

(1)
Each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable upon redemption of OP Units are treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the OP Units, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Mr. Widoff resigned from his role effective April 5, 2022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
On July 1, 2021, Ares closed on the acquisition of Black Creek Group’s U.S. real estate investment advisory and distribution business, including our former advisor, Black Creek Diversified Property Advisors LLC, our dealer manager Ares Wealth Management Solutions, LLC (the “Dealer Manager,” f/k/a Black Creek Capital Markets, LLC), 100 partnership units in our Operating Partnership constituting a separate series of partnership interests with special distribution rights, or the “Special Units,” and entities related to our DST Program (defined below).
Prior to July 1, 2021, all of the arrangements and compensation described below with the Advisor, the Dealer Manager and their affiliates were with entities majority owned, controlled, and/or managed by the estate of John A. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates. Through that time, all of our officers and our interested directors were all employees or principals of our Advisor or its affiliates.
From July 1, 2021 through now, all of the arrangements and compensation described below with the Advisor, the Dealer Manager and their affiliates are with entities directly or indirectly majority owned, controlled and/or managed by Ares. Our officers and our interested directors are now all employees or principals of Ares.
The Advisory Agreement
We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, our Operating Partnership, and our Advisor are party to the Third Amended and Restated Advisory Agreement (2021), effective as of December 3, 2021, which we refer to herein as the “Advisory Agreement”. The Advisory Agreement expires on April 30 of each calendar year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods.
Under the terms of the Advisory Agreement, our Advisor performs the following services, subject to the oversight, review, and approval of the Board of Directors:
•
Participate in formulating an investment strategy and asset allocation framework consistent with achieving our investment objectives;

•
Assist our Board of Directors in developing, overseeing, implementing, and coordinating our monthly net asset value (“NAV”) procedures;

•
Provide information about our properties and other assets and liabilities to the independent valuation firm and other parties involved in determining our monthly NAV;

•
Research, identify, review, and recommend to our Board of Directors for approval real property and real estate-related acquisitions and dispositions consistent with our investment policies and objectives;

•
Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of real properties and real estate-related investments will be made;

•
Actively oversee and manage our real property and real estate-related investment portfolios for purposes of meeting our investment objectives;

•
Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems, and other administrative services on our behalf;

•
Select joint venture partners, structure corresponding agreements, and oversee and monitor these relationships; and

•
Arrange for financing and refinancing of our assets.

The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:
•
Immediately by us for “cause” (as defined in the Advisory Agreement) or upon the bankruptcy of our Advisor;

•
Without cause or penalty by a majority of our independent directors upon 60 days’ written notice; or

•
With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.

In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.
The Dealer Manager Agreement
The Dealer Manager provides dealer manager services in connection with our public offerings pursuant to the terms of the Fourth Amended and Restated Dealer Manager Agreement, effective December 3, 2021 (the “Dealer Manager Agreement”) by and among us, the Advisor and the Dealer Manager. The Dealer Manager is owned and controlled by Ares.
Advisory Agreement and Dealer Manager Agreement Fees and Expenses
The following is a description of the fees and expense reimbursements payable to the Advisor and the Dealer Manager.
Selling Commissions, Dealer Manager Fees and Distribution Fees.    The Dealer Manager is entitled to receive upfront selling commissions with respect to Class T and Class S shares sold in the primary portion of our ongoing public offering and dealer manager fees with respect to Class T shares sold in the primary portion of our ongoing public offering. The upfront selling commissions and dealer manager fees are calculated as a percentage of the transaction price (generally equal to the most recent monthly NAV per share) at the time of purchase of such shares. All or a portion of the upfront selling commissions and dealer manager fees will be retained by, or reallowed to, participating broker dealers. In addition, the Dealer Manager is entitled to receive ongoing distribution fees based on the NAV of all outstanding Class T, Class S and Class D shares, including shares issued under our distribution reinvestment plan. The distribution fees will be payable monthly in arrears and will be paid on a continuous basis from year to year. The Dealer Manager will reallow all or a portion of the distribution fees to participating broker dealers and broker dealers servicing accounts of investors who own Class T, Class S, and/or Class D shares. The following table details the selling commissions, dealer manager fees and distribution fees applicable for each share class.
	Class T	Class S	Class D	Class I
Selling commissions (as % of transaction price)	up to 3.00%	up to 3.50%	—%	—%
Dealer manager fees (as % of transaction price)	0.50%	—%	—%	—%
Distribution fees (as % of NAV per annum)	0.85%	0.85%	0.25%	—%
We will cease paying the distribution fees with respect to individual Class T, Class S and Class D shares when they are no longer outstanding, including as a result of a conversion to Class I shares. Each Class T, Class S or Class D share held within a stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares at the applicable conversion rate on the earliest of: (i) a listing of any shares of our common stock on a national securities exchange; (ii) our merger or consolidation with or into another entity, or the sale or other disposition of all or substantially all of our assets; and (iii) the end of the month in which the Dealer Manager, in conjunction with our transfer agent, determines that the total upfront selling commissions, upfront dealer manager fees and ongoing distribution fees paid with respect to all shares of such class held by such stockholder within such account (including shares purchased through the distribution reinvestment plan or received as stock dividends) equals or exceeds 8.75% (or a lower limit set forth in any applicable agreement between the Dealer Manager and a participating broker dealer, provided that the Dealer Manager advises our transfer agent of the lower limit in writing) of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in a primary offering.

For the year ended December 31, 2021, the total equity capital raised was approximately $274.7 million and the total costs of raising capital, which include all upfront selling commissions, dealer manager fees, and distribution fees and other offering expenses, were approximately $12.3 million, which represented approximately 4.5% of the total capital raised.
Additional Underwriting Compensation and Primary Dealer Fee.   We pay directly, or reimburse the Advisor and the Dealer Manager if they pay on our behalf, certain additional items of underwriting compensation, including legal fees of the Dealer Manager, costs reimbursement for registered representatives of participating broker-dealers to attend educational conferences sponsored by us or the Dealer Manager, attendance fees for registered persons associated with the Dealer Manager to attend seminars conducted by participating broker-dealers, and promotional items. In addition to this additional underwriting compensation, the Advisor may also pay the Dealer Manager additional amounts to fund certain of the Dealer Manager’s costs and expenses related to the distribution of our public offering, which will not be reimbursed by us. Also, the Dealer Manager may pay supplemental fees or commissions to participating broker-dealers and servicing broker-dealers with respect to Class I shares sold in the primary offering, which will not be reimbursed by us. Through June 30, 2017, we paid to the Dealer Manager primary dealer fees in the amount of 5.0% of the gross proceeds raised from certain sales of Class I shares in the primary offering. We currently do not intend to pay additional primary dealer fees in our public offerings.
Organization and Offering Expense Reimbursement.   We pay directly or reimburse the Advisor and the Dealer Manager if they pay on our behalf, any issuer organization and offering expenses (meaning organization and offering expenses other than underwriting compensation) as and when incurred. After the termination of the primary offering and again after termination of the offering under our distribution reinvestment plan, the Advisor has agreed to reimburse us to the extent that total cumulative organization and offering expenses (including underwriting compensation) that we incur exceed 15% of our gross proceeds from the applicable offering.
Advisory Fee and Operating Expense Reimbursement.   The advisory fee consists of a fixed component and a performance component. The fixed component of the advisory fee includes a fee that will be paid monthly to the Advisor for asset management services provided to on our behalf. The following table details the fixed component of the advisory fee:
Fixed Component
% of applicable monthly NAV per Fund Interest (as defined below) x the weighted-average Fixed Component number of Fund Interests for such month (per annum)	1.10%
% of consideration received by us or our affiliates for selling interests in DST Properties to third-party investors, net of up-front fees and expense reimbursements payable out of gross sale proceeds from the sale of such interests (per annum)(1)	1.10%

(1)
We, through the Operating Partnership, have a program to raise capital in private placements exempt from registration under the Securities Act of 1933, as amended, through the sale of beneficial interests in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by the Operating Partnership (the “DST Program”). Under the DST Program, each private placement will offer interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates (“DST Properties”).

The performance component of the advisory fee is a performance based amount that will be paid to the Advisor. This amount is calculated on the basis of the overall investment return provided to holders of “Fund Interests” (i.e., our outstanding shares and OP Units held by third-party investors) in any calendar year such that the Advisor will receive the lesser of  (1) 12.5% of  (a) the annual total return amount less (b) any loss carryforward, and (2) the amount equal to (x) the annual total return amount, less (y) any loss carryforward, less (z) the amount needed to achieve an annual total return amount equal to up to 5.0% of the NAV per Fund Interest at the beginning of such year (the “Hurdle Amount”). The foregoing calculations are calculated on a per Fund Interest basis and multiplied by the weighted-average Fund Interests outstanding during the year. In no event will the performance component of the advisory fee be less than zero. Accordingly, if the annual total return amount exceeds the Hurdle Amount plus the amount of any loss carryforward, then the Advisor will earn a performance component equal to 100% of such excess, but limited to 12.5% of the annual total return amount that is in excess of the loss carryforward. The “annual total return amount” referred to above means all distributions paid or accrued per Fund Interest plus any change in NAV per Fund Interest since the end of the prior calendar year, adjusted to exclude the negative impact on annual total return resulting from our payment or obligation to pay, or distribute, as applicable, the performance component of the advisory fee as well as ongoing distribution fees (i.e., our ongoing class-specific fees).The “loss carryforward” referred to above will track any negative annual total return amounts from prior years and offset the positive annual total return amount for purposes of the calculation of the performance component of the advisory fee. The loss carryforward equaled zero as of December 31, 2021. Additionally, the Advisor will provide us with a waiver of a portion of its fees generally equal to the amount of the performance component that would have been payable with respect to the Class E shares and the Series 1 Class E OP Units held by third parties until the NAV of such shares or units exceeds $10.00 a share or unit, the benefit of which will be shared among all holders of Fund Interests.
Our Advisor owns 100 partnership units in the Operating Partnership constituting a separate series of partnership interests with special distribution rights, or the “Special Units.” If the Advisor does not elect on or before the first day of a calendar year to have the performance component of the advisory fee paid as a fee to the Advisor, then it will be paid as a distribution on the performance participation interest to the Advisor, as the holder of the Special Units. In such case, the performance component of the advisory fee will be payable in cash or Class I OP Units, at the election of the Advisor. If the Advisor elects to receive such distributions in Class I OP Units, the number of Class I OP Units to be issued to the Advisor will be determined by dividing an amount equal to the value of the performance component of the advisory fee by the NAV per Class I OP Unit as of the date of the distribution.
We will be responsible for our proportionate share of certain fees and expenses, including due diligence costs, as determined by our Advisor, including legal, accounting and financial advisor fees and related costs, incurred in connection with evaluating and consummating investment opportunities, regardless of whether such transactions are ultimately consummated by the parties thereto.
In addition, we reimburse the Advisor and its affiliates for the salaries and other compensation of its personnel in accordance with the Advisory Agreement based on the percentage of such personnel’s time spent on our affairs. Pursuant to the terms of our Advisory Agreement, we reimburse our Advisor and its affiliates for personnel (and related employment) costs and overhead (including, but not limited to, allocated rent paid, equipment, utilities, insurance, travel and entertainment, and other costs) incurred by the Advisor or its affiliates in performing the services under the Advisory Agreement, including, but not limited to, total compensation, benefits and other overhead of all employees involved in the performance of such services; provided, that we will not reimburse the Advisor or its affiliates for services for which the Advisor or its affiliates are entitled to compensation in the form of a separate fee, or for compensation of the Company’s named executive officers, unless the named executive officer provides services related to shareholder operations.
The Advisor must reimburse us at least quarterly for reimbursements paid to the Advisor in any four consecutive fiscal quarters to the extent that such reimbursements to the Advisor cause our total operating expenses over such period to exceed the greater of (1) 2% of our average invested assets, which generally consists of the average of the aggregate book value of our assets invested, directly or indirectly, in equity interests in, and loans secured by, real estate, before reserves for depreciation, bad debts and other non-cash reserves, or (2) 25% of our net income, which is defined as our total revenues less total operating expenses for any given period excluding additions to reserves for depreciation, bad debts and other non-cash reserves. Such operating expenses will be calculated in accordance with generally accepted accounting principles and will include, but will not be limited to, items such as legal, accounting and auditing expenses, the advisory fee, transfer agent costs, D&O insurance, Board of Directors fees and related expenses, and expenses related to compliance with the Sarbanes-Oxley Act of 2002. Such operating expenses will not include (a) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses, and tax incurred in connection with the issuance, distribution, transfer and registration of our shares; (b) interest payments; (c) taxes; (d) non-cash expenditures such as depreciation, amortization and bad debt reserves; (e) incentive fees paid in compliance with the Statement of Policy; and (f) acquisition fees, acquisition expenses, real estate commissions on the sale of property and other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property). To the extent that operating expenses payable or reimbursable by us exceed this limit and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors which they deem sufficient, the Advisor may be reimbursed in future quarters for the full amount of the excess expenses, or any portion thereof, but only to the extent the reimbursement would not cause our operating expenses to exceed the limitation in any four consecutive fiscal quarters. Within 60 days after the end of any of our fiscal quarters for which total operating expenses for the 12 months then ended exceed the limitation, there shall be sent to the stockholders a written disclosure, together with an explanation of the factors the independent directors considered in arriving at the conclusion that the excess expenses were justified. Applying the definitions of total operating expenses, net income and average invested assets as defined by the Company’s charter, for the year ended December 31, 2021, the Company had total operating expenses of approximately $49.0 million, average invested assets of approximately $2.6 billion, and net income of approximately $31.1 million. Total operating expenses represented 1.9% of average invested assets and 157.4% of net income.
Fees from Other Services.   We retain certain of the Advisor’s affiliates, from time to time, for services relating to our investments or our operations, which may include property management services, leasing services, corporate services, statutory services, transaction support services, construction and development management, and loan management and servicing, and within one or more such categories, providing services in respect of asset and/or investment administration, accounting, technology, tax preparation, finance, treasury, operational coordination, risk management, insurance placement, human resources, legal and compliance, valuation and reporting-related services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/brokerage, capital markets/credit origination, property, title and/or other types of insurance, management consulting and other similar operational matters. Any fees paid to the Advisor’s affiliates for any such services will not reduce the advisory fees. Per the terms of the agreement, any such arrangements will be at market rates or a reimbursement of costs incurred by the affiliate in providing the services.
Private Placements of Delaware Statutory Trust Interests
We have a program to raise capital through private placement offerings by selling beneficial interests in specific Delaware statutory trusts holding real properties (the “DST Program”). Under the DST Program, each private placement offers interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates (“DST Properties”). DST Properties may be sourced from properties currently indirectly owned by the Operating Partnership or newly acquired properties. The underlying interests of real properties sold to investors pursuant to such private placements will be leased-back by an indirect wholly owned subsidiary of the Operating Partnership on a long-term basis. These master lease agreements are fully guaranteed by the Operating Partnership. Additionally, the Operating Partnership retains a fair market value purchase option giving it the right, but not the obligation, to acquire the interests in the Delaware statutory trusts from the investors at a later time in exchange for OP Units. During the years ended December 31, 2021, 2020, and 2019, we sold approximately $292.7 million, $278.2 million, and $212.7 million, respectively, of gross interests related to the DST Program, $26.0 million, $26.5 million, and $18.7 million of which were financed by the DST Program Loans, respectively. During the years ended December 31, 2021, 2020, and 2019, we incurred rent obligations of approximately $28.4 million, $19.4 million, and $7.0 million, respectively, under our master lease agreements with investors who are participating in the DST Program. Additionally, during the years ended December 31, 2021 and 2020, 15.0 million and 3.8 million OP Units, respectively, were issued in exchange for DST Interests for a net investment of $115.7 million and $28.3 million, respectively, in accordance with our UPREIT structure.
In order to facilitate additional capital raise through the DST Program, we may offer loans (“DST Program Loans”) to finance a portion of the sale of beneficial interests (the “DST Interests”) in the trusts holding DST Properties to potential investors. As of December 31, 2021, we have approximately $62.1 million outstanding in DST Program Loans that were made to partially finance the sale of DST Interests outstanding in the DST Program. Of the $292.7 million of gross interests sold during the year ended December 31, 2021, $26.0 million were financed by DST Program Loans. DST Program Loans are evidenced by promissory notes from the investor and are secured by the investor’s DST Interests based on commercially reasonable terms.

Interests based on commercially reasonable terms. DST Loans bear interest at market rates that may be fixed or based on LIBOR and are non-recourse to the investor (except for certain non-recourse carve-outs).
We expect that the DST Program will give us the opportunity to expand and diversify our capital raising strategies by offering what we believe to be an attractive and unique investment product for investors that may be seeking replacement properties to complete like-kind exchange transactions under Section 1031 of the Code. We expect to use the net proceeds of these private placements to make investments in accordance with our investment strategy and policies, to provide liquidity to our investors and for general corporate purposes (which may include repayment of our debt or any other corporate purposes we deem appropriate). The specific amounts of the net proceeds that are used for such purposes, and the priority of such uses, will depend on the amount and timing of receipts of such proceeds and what we deem to be the best use of such proceeds at such time.
In connection with the DST Program, Ares Diversified Real Estate Exchange LLC (“ADREX”), a wholly owned subsidiary of our taxable REIT subsidiary that is wholly owned by the Operating Partnership, entered into a dealer manager agreement with our Dealer Manager, pursuant to which the Dealer Manager agreed to conduct the private placements for interests reflecting an indirect ownership of up to $1.0 billion of interests. The Advisor, Dealer Manager and certain of their affiliates receive fees and reimbursements in connection with their roles in the DST Program, which costs are substantially funded by the private investors in that program, through fees and expenses paid by the investors at the time of investment, or deductions from distributions paid to such investors.
ADREX will pay certain up-front fees and reimburse certain related expenses to the Dealer Manager with respect to capital raised through the DST Program. ADREX is obligated to pay the Dealer Manager a dealer manager fee of up to 1.5% of gross equity proceeds raised and a commission of up to 5% of gross equity proceeds raised through the private placements. In addition, with respect to certain classes of interests (or the corresponding classes of OP Units or shares for which they may be exchanged in certain circumstances) we, the Operating Partnership or ADREX will pay the Dealer Manager ongoing fees in amounts up to 0.85% of the equity investment or net asset value thereof per year. The Dealer Manager may re-allow such commissions, ongoing fees and a portion of such dealer manager fees to participating broker dealers. In addition, pursuant to the dealer manager agreement for the DST Program, we, or our subsidiaries, are obligated to reimburse the Dealer Manager for (a) customary travel, lodging, meals and reasonable entertainment expenses incurred in connection with the private placements; (b) costs and expenses of conducting educational conferences and seminars, attending broker-dealer sponsored conferences, or educational conferences sponsored by ADREX; (c) customary promotional items; and (d) legal fees of the Dealer Manager.
Pursuant to our Advisory Agreement, DST Properties are included when calculating the fixed and performance components of the advisory fee due to our Advisor. Furthermore, because our Advisor funds certain Dealer Manager personnel costs that are not reimbursed under the DST Program dealer manager agreement, we have also agreed to pay our Advisor a fee equal to the fee paid by DST Program investors for these costs, which is up to 1.5% of the total equity amount paid for the interests.
ADREX Manager LLC (the “DST Manager”), a wholly owned subsidiary of our Operating Partnership, acts, directly or through a wholly-owned subsidiary, as the manager of each Delaware statutory trust holding a DST Property, but has assigned all of its rights and obligations as manager (including fees and reimbursements received) to BC Exchange Advisor LLC (“DST Advisor”), an affiliate of the Advisor. While the intention is to sell 100% of the interests to third parties, ADREX may hold an interest for a period of time and therefore could be subject to the following description of fees and reimbursements paid to the DST Manager. The DST Manager will have primary responsibility for performing administrative actions in connection with the trust and any DST Property and has the sole power to determine when it is appropriate for a trust to sell a DST Property. For its services, DST Advisor will receive, through the DST Manager, (i) a management fee equal to a stated percentage (e.g., 1.0%) of the gross rents payable to the trust, with such amount to be set on a deal-by-deal basis, (ii) a loan fee equal to up to 1.0% for any DST Program Loan provided by us in connection with the DST Program (in which case a subsidiary of ours would provide the debt financing and earn interest thereon), (iii) reimbursement of certain expenses associated with the establishment, maintenance and operation of the trust and DST Properties and the sale of any DST Property to a third party, and (iv) up to 1.0% of the gross equity proceeds as compensation for developing and maintaining the DST Program technology and intellectual property. Furthermore, to the extent that the Operating Partnership exercises its fair market value purchase option to acquire the interests from the investors at a later time in exchange for OP Units, and such investors subsequently submit such OP Units for redemption pursuant to the terms of our Operating Partnership, a redemption fee of up to 1.0% of the amount otherwise payable to a limited partner upon redemption will be paid to DST Manager (or such other amount as may be set forth in the applicable DST Program offering documents).
Summary of Incurred Fees and Expenses
The table below summarizes the fees and expenses incurred by us for services provided by the Advisor and its affiliates, and by the Dealer Manager related to offering and operating services, and any related amounts payable:
	For the Year Ended December 31,			Payable as of December 31,
(in thousands)	2021	2020	2019	2021	2020
Selling commissions and dealer manager fees(1)	$2,977	$1,498	$2,094	$—	$—
Ongoing distribution fees(1)(2)	2,974	2,024	1,387	394	188
Advisory fees – fixed component	21,433	17,211	13,637	2,094	1,547
Performance participation allocation	15,327	4,608	3,776	15,327	4,608
Other expense reimbursements – Advisor(3)(4)	11,070	10,002	10,601	1,443	2,112
Other expense reimbursements – Dealer Manager	376	516	1,408	—	—
DST Program selling commissions, dealer manager and distribution fees(1)	9,871	4,097	3,119	219	—
Other DST Program related costs – Advisor(3)	6,229	4,085	2,988	87	—
Total	$70,257	$44,041	$39,010	$19,564	$8,455

(1)
All or a portion of these amounts will be retained by, or reallowed (paid) to, participating broker-dealers and servicing broker-dealers.

(2)
The distribution fees are payable monthly in arrears. Additionally, we accrue for future estimated amounts payable related to ongoing distribution fees. The future estimated amounts payable of approximately $34.1 million and $15.5 million as of December 31, 2021 and 2020, respectively, are included in other liabilities on the consolidated balance sheets.

(3)
Includes costs reimbursed to the Advisor related to the DST Program.

(4)
Other expense reimbursements include certain expenses incurred for organization and offering, acquisition and general administrative services provided to us under the advisory agreement, including, but not limited to, certain expenses described after this footnote, allocated rent paid to both third parties and affiliates of our Advisor, equipment, utilities, insurance, travel and entertainment.

Certain of the expense reimbursements described in the table above include a portion of the compensation expenses of officers and employees of the Advisor or its affiliates related to activities for which the Advisor did not otherwise receive a separate fee. Amounts incurred related to these compensation expenses for the years ended December 31, 2021, 2020 and 2019, were approximately $9.8 million, $8.0 million and $8.5 million, respectively. No reimbursement is made for compensation of our named executive officers unless the named executive officer is providing stockholder services, as outlined in the Advisory Agreement. Of these amounts, there were no reimbursement amounts related to our former principal executive officer, Dwight L. Merriman III, for the period from January 1, 2019 to December 10, 2019. There were $193,373 and $45,111 of reimbursement amounts, respectively, related to our current principal executive officer, Jeffrey W. Taylor, for the years ended December 31, 2021 and 2020. There were no reimbursement amounts related to our current principal financial officer, Lainie P. Minnick, for the periods presented. A portion of compensation received by certain employees of the Advisor and its affiliates may be in the form of a restricted stock grant awarded by us. We show these as reimbursements to the Advisor to the same extent that we recognize the related share-based compensation. The balance of such reimbursements is made up primarily of other general overhead and administrative expenses, including, but not limited to, allocated rent paid to both third parties and affiliates of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs, which are included in general and administrative expenses.
Sales and Redemptions of Our Common Stock with Directors and Officers
The table summarizes sales and redemptions of shares of our common stock between us and our current and former directors and executive officers in excess of $120,000 in each of the past three fiscal years and through March 31, 2022 (all transactions were executed at a per share price equal to our then-current NAV per share):
Date	Name	Transaction Type (Acquisition or Disposition of Shares)	Number of Shares	Then-current NAV per Share
1/31/20	Richard Kincaid	Disposition	53,378	$7.49
Policies and Procedures for Conflict Resolution and Review of Related Party Transactions
We are subject to potential conflicts of interest arising out of our relationship with our Advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment and leasing opportunities, the terms and conditions on which various transactions might be entered into by us and our Advisor or its affiliates, and other situations in which our interests may differ from those of our Advisor or its affiliates. The procedures set forth below have been adopted by us to address these potential conflicts of interest.
Independent Directors
Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the Board of Directors or the Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire board or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Among the matters we expect the independent directors to review and act upon are:
•
the continuation, renewal or enforcement of our agreements with the Advisor and its affiliates, including the Advisory Agreement and the agreement with the dealer manager;

•
transactions with affiliates, including our directors and officers; and

•
awards under the equity incentive plans.

Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both the Board of Directors and the independent directors.
Compensation Involving the Advisor and its Affiliates
The independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. The independent directors supervise the performance of the Advisor and its affiliates and the compensation we pay to them to determine that the provisions of our compensation arrangements are being carried out. This evaluation is based on the factors set forth below as well as any other factors deemed relevant by the independent directors:
•
the amount of fees paid to the Advisor in relation to the size, composition and performance of our investments;

•
the success of the Advisor in generating investments that meet our investment objectives;

•
rates charged to other externally advised REITs and other similar investors by advisors performing similar services;

•
additional revenues realized by the Advisor and its affiliates through their relationship with us, whether we pay them or they are paid by others with whom we do business;

•
the quality and extent of the services and advice furnished by the Advisor;

•
the performance of our investments, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

•
the quality of our investment portfolio in relation to the investments generated by the Advisor for its own accounts.

Acquisitions
We will not purchase or lease real properties in which the Sponsor, the Advisor, any of our directors or any of their respective affiliates has an interest without a determination by a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to the Sponsor, the Advisor, such director or such affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease real properties to the Sponsor, the Advisor, any of our directors or any of their respective affiliates unless a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) determine that the transaction is fair and reasonable to us.
Our charter provides that the consideration we pay for real property will ordinarily be based on the fair market value of the property as determined by a majority our directors, or the approval of a majority of a committee of the Board of Directors. In cases in which a majority of our independent directors so determine, and in all cases in which real property is acquired from the Sponsor, the Advisor, any of our directors or any of their respective affiliates, the fair market value shall be determined by an independent appraiser selected by our independent directors.
Mortgage Loans
Our charter prohibits us from investing in or making mortgage loans in which the transaction is with the Sponsor, the Advisor, our directors or any of their respective affiliates unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of the Sponsor, the Advisor, our directors, our officers or any of their affiliates.
Issuance of Options and Warrants
Our charter prohibits the issuance of options or warrants to purchase our common stock to the Sponsor, the Advisor, our directors or any of their respective affiliates (i) except on the same terms as such options or warrants are sold to the general public and (ii) in excess of an amount equal to 10% of our outstanding common stock on the date of grant.
Repurchase of Shares of Common Stock
Our charter prohibits us from paying a fee to the Sponsor, the Advisor, our directors or any of their respective affiliates in connection with our repurchase or redemption of our common stock.
Loans and Expense Reimbursements
Except with respect to certain mortgage loans as described above or loans to wholly owned subsidiaries, we will not make any loans to the Sponsor, the Advisor or to our directors or any of their respective affiliates. In addition, we will not borrow from these parties unless a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) approve the transaction as being fair, competitive and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by the Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or the Advisor or its affiliates.
In addition, our directors and officers, the Sponsor, the Advisor and its affiliates shall be entitled to reimbursement, at cost, for actual expenses incurred by them on behalf of us or joint ventures in which we are a joint venture partner, subject to the limitation on reimbursement of operating expenses to the extent that they exceed the greater of 2% of our average invested assets or 25% of our net income (each as defined in our charter).
Voting of Shares of Common Stock
Under our charter, the Advisor, each director and any of their affiliates may not vote their shares of common stock regarding (i) the removal of any of the Advisor, our directors or any of their affiliates or (ii) any transaction between them and us.
Allocation of Leasing Opportunities
The Sponsor and the Advisor have implemented lease allocation guidelines to assist with the process of the allocation of leases when we and certain other entities to which affiliates of the Advisor are providing certain advisory services have potentially competing properties with respect to a particular customer. Pursuant to the lease allocation guidelines, if we have an opportunity to bid on a lease with a prospective customer and one or more of these other entities has a potentially competing property, then, under certain circumstances, we may not be permitted to bid on the opportunity and in other circumstances, we and the other entities will be permitted to participate in the bidding process. The lease allocation guidelines are overseen by a joint management committee which includes certain representatives of our management team and other representatives associated with other entities to which affiliates of the Advisor are providing similar services.
Allocation of Investment Opportunities
We compete with entities sponsored or advised by affiliates of the Sponsor and may compete with any such entity created in the future, as well as entities for whom affiliates of the Sponsor provide certain advisory or management services, for opportunities to acquire, lease, finance or sell certain types of properties. We may also buy, lease, finance or sell properties at the same time as these entities are buying, leasing, financing or selling properties. In this regard, there is a risk that we will purchase a property that provides lower returns to us than a property purchased by entities sponsored or advised by affiliates of the Sponsor and entities for whom affiliates of the Sponsor provide certain advisory or management services.
Certain entities sponsored or advised by affiliates of the Sponsor own and/or manage properties in geographical areas in which we expect to own properties. Therefore, our properties may compete for customers with other properties owned and/or managed by these entities. The Advisor may face conflicts of interest when evaluating customer leasing opportunities for our properties and other properties owned and/or managed by these entities and these conflicts of interest may have a negative impact on our ability to attract and retain customers. The Sponsor and the Advisor have implemented lease allocation guidelines to assist with the process of the allocation of leases when we and certain other entities to which affiliates of the Advisor are providing certain advisory services have potentially competing properties with respect to a particular customer. These guidelines are designed to allow, where possible, each fund with a potentially competing property to bid on a lease with a prospective customer in a fair and equitable manner.
Because affiliates of the Sponsor and the Advisor currently sponsor and advise, and in the future may sponsor and advise, other investment vehicles and clients (each, an “Advisory Client”) with overlapping investment objectives, strategies and criteria, potential conflicts of interest may arise with respect to real estate investment opportunities. In order to manage this potential conflict of interest, in allocating opportunities among the Advisory Clients, the Sponsor follows an allocation policy (the “Allocation Policy”) which endeavors to allocate investment opportunities in a fair and equitable manner. The Sponsor’s Allocation Policy, which may be amended without our consent, is intended to enable us to share equitably with any other Advisory Clients that are managed by the Sponsor and the Advisor and competing with us to acquire similar types of assets. Under the Allocation Policy, real estate investments will be considered for Advisory Clients based on appropriateness and conformity with their respective investment objectives, as well as the suitability of the investment for each Advisory Client. Suitability is determined by a variety of factors related to the investment mandates of each Advisory Client, the nature of the investment opportunity and the composition of each client’s portfolio. In the circumstance where an investment is suitable for only one Advisory Client based on such factors, the investment will be allocated to that Advisory Client. Where an investment is suitable for more than one Advisory Client, the Sponsor generally employs an allocation rotation process pursuant to the Allocation Policy that is designed to facilitate an equitable allocation of such opportunities over time. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by Advisory Clients managed by affiliates of the Sponsor and the Advisor. In addition, the Sponsor may from time to time limit the number of positions in a rotation and/or grant to certain Advisory Clients certain exclusivity, rotation or other priority (each, a “Rotational Priority”) with respect to industrial investments or other investment opportunities. Current existing Rotational Priorities have been granted to certain of the Sponsor’s industrial real estate funds which ensure them a minimum number of opportunities (e.g., one out of every three) in each core, value-add and development rotation. This means that, depending on the number of Advisory Clients and number of positions in each such rotation and/or the Rotational Priorities that have been granted, we may be offered less investment opportunities. The Sponsor or its affiliates may grant additional Rotational Priorities in the future and from time to time.
The Sponsor may modify its overall allocation policies from time to time. Any changes to the Sponsor’s allocation policies will be timely reported to our Board of Directors or Conflicts Resolution Committee. The Advisor will be required to provide information to our Board of Directors on a quarterly basis to enable our Board of Directors, including the independent directors, to determine whether such policies are being fairly applied.

REPORT OF THE INDEPENDENT DIRECTORS
As independent directors of the Company, we have reviewed the corporate policies being followed by the Company and believe they are in the best interests of its stockholders. The basis for this conclusion is outlined below.
The Company has developed a system of policies and procedures designed to enable the objectives of the Company (as outlined in the Company’s charter) to be achieved. These policies, as described in the Company’s current prospectus, cover, among other things, investments in real estate and real estate-related assets, leverage, dispositions, administration of the Company, determination of the Company’s net asset value, conflict resolution and raising capital. We believe the Company’s policies have been carefully and thoughtfully drafted to minimize risk while maximizing the Company’s ability to achieve its primary investment objectives.
The Company’s Advisor, Ares Commercial Real Estate Management LLC (the “Advisor”), has substantial discretion with respect to the selection of real properties, debt related investments and other real estate-related investments. In determining the specific types of real property and real estate-related investments to make or recommend, the Advisor considers certain criteria, including, but not limited to, the following: (i) positioning the overall portfolio to achieve a desired mix of real property and other real estate-related investments; (ii) diversification benefits relative to the rest of the real property and other real estate-related assets within our portfolio; (iii) potential for delivering current income and attractive risk-adjusted total returns; and (iv) opportunities for capital appreciation based on product repositioning, operating expense reductions and other factors.
As of December 31, 2021, the Company owned and managed a real estate portfolio that included 67 properties totaling approximately 13.6 million square feet located in 31 markets throughout the U.S. We believe the Company’s portfolio of real estate properties as of December 31, 2021 is consistent with the objectives outlined in the Company’s charter and Annual Report.
We have reviewed the related party transactions as described above and in our opinion, the transactions are fair and reasonable to the Company and its stockholders.
This report is limited to the policies being followed by the Company and the fairness of transactions with the Advisor and its affiliates. For a discussion of the Company’s financial condition and operating results, see the Company’s Annual Report on Form 10-K.
INDEPENDENT DIRECTORS OF THE COMPANY
Charles B. Duke
Daniel J. Sullivan
John P. Woodberry
Brian P. Mathis
The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

REPORT OF THE AUDIT COMMITTEE
In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Ares Real Estate Income Trust Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.
Roles and Responsibilities.   The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board of Directors. The purpose of the Audit Committee is to be an informed and effective overseer of our financial accounting and reporting processes, as well as to hire, compensate, and evaluate the independent registered public accounting firm. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP, the Company’s independent registered public accounting firm for 2021, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.
Required Disclosures and Discussions.   The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2021 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.
Audit Committee Recommendation.   Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for 2021 for filing with the Commission.
THE AUDIT COMMITTEE
Charles B. Duke, Chairman
Daniel J. Sullivan
John P. Woodberry

PRINCIPAL ACCOUNTANT FEES AND SERVICES
During the year ended December 31, 2021, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.
Total fees billed to us by KPMG LLP for the years ended December 31, 2021 and 2020 were $779,000 and $677,000 respectively, and consisted of the following:
	Fiscal Year 2021	Fiscal Year 2020
Audit Fees:	$779,000	$677,000
Audit-Related Fees:	—	—
Tax Fees:	—	—
All Other Fees:	—	—
Total:	$779,000	$677,000
All fees were determined to be “Audit Fees.” Audit Fees are fees incurred for the audits of the consolidated financial statements, consultation on audit-related matters, and required review of Commission filings. This category also includes review of, and consents for, filings with the Commission related to our public offerings.
The Audit Committee of our Board of Directors has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.
The Audit Committee of our Board of Directors is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre- approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All fees for services provided by KPMG LLP in 2021 and 2020 were pre-approved by the Audit Committee of our Board of Directors.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2021. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2022 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.
Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of KPMG LLP.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2022.

ADVANCE NOTICE FOR STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2023 annual meeting of stockholders if they are received by us on or before December 13, 2022.
However, if we hold our 2023 annual meeting before May 31, 2023 or after July 30, 2023, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.
Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2023 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 p.m., Mountain Time, on December 13, 2022 and not earlier than November 13, 2022.
For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS
The Board of Directors knows of no other business to be brought before the Annual Meeting or any postponement or adjournment thereof. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION
We file annual, quarterly, and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements, or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Ares Real Estate Income Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.blackcreekgroup.com/investment-solutions/AREIT.
The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies and would prefer to receive a single copy, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Ares Real Estate Income Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2022. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 12, 2022. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.
By Order of the Board of Directors,
Denver, Colorado
April 12, 2022
Sarah Wadsworth
Principal
General Counsel and Secretary

SCAN TO
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Control Number located in box below:

D77486-P73002

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

ARES REAL ESTATE INCOME TRUST INC.

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

____

Nominees:

01) James R. Mulvihill
02) Raj Dhanda
03) Charles B. Duke
04) Daniel J. Sullivan
05) John P. Woodberry
06) David A. Roth
07) Brian P. Mathis

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners) ARES REAL ESTATE INCOME TRUST INC. P.O. BOX 219079 KANSAS CITY, MO 64121 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructionsto obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in handwhen you call and then follow the instructions. Please call 1-855-737-3182 to speak to a live agent between 9:00 a.m. and 9:00 p.m. EDT. VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Control Number located in box below: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D77486-P73002 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ARES REAL ESTATE INCOME TRUST INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. Election of Directors Nominees: James R. Mulvihill Raj Dhanda Charles B. Duke Daniel J. Sullivan John P. Woodberry David A. Roth Brian P. Mathis The Board of Directors recommends you vote FOR the following proposal: Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2022. Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice of Annual Meeting and Proxy Statement and Annual Report are available at www.proxyvote.com. ARES REAL ESTATE INCOME TRUST INC. Annual Meeting of Stockholders June 30, 2022 11:00 AM MDT This proxy is solicited by the Board of Directors The stockholder(s), on the reverse side of this ballot, hereby appoint(s) Sarah Wadsworth and Lainie P. Minnick,or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s)them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock ofARES REAL ESTATE INCOME TRUST INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting ofStockholders to be held at 11:00 AM MDT, on June 30, 2022, at the Tabor Center, 1200 Seventeenth Street,Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by thestockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matterthat may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such directionis made, this proxy will be voted in accordance with the Board of Directors' recommendations.This proxy will be voted in the discretion of the proxies on any matter other than the proposalsset forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof. Continued and to be signed on reverse side